EXHIBIT 99.1

Ionis announces proposed private placement of convertible notes

April 6, 2021 at 4:36 PM EDT

CARLSBAD, Calif., April 6, 2021 /PRNewswire/ — Ionis Pharmaceuticals, Inc. (NASDAQ: IONS) announced today that it intends to offer, subject to market conditions and other factors, $500.0 million aggregate principal amount of Convertible Senior Notes due 2026 (the “notes”) in a private placement (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Ionis also intends to grant the initial purchasers of the notes an option to purchase, within the 13-day period beginning on, and including, the first date on which the notes are issued, up to an additional $75.0 million principal amount of notes.

The notes will be general unsecured obligations of Ionis and will accrue interest payable semiannually in arrears. Upon conversion, Ionis will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

Ionis expects to use a portion of the net proceeds from the offering to repurchase for cash certain of its 1% Convertible Senior Notes due 2021 (the “2021 notes”) in privately negotiated transactions. In addition, Ionis expects to use a portion of the net proceeds from the offering to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to Ionis from the sale of the warrant transactions described below). Ionis expects to use the remaining net proceeds from the offering for general corporate purposes, including expansion of manufacturing, research and development, and commercial infrastructure to support its wholly owned pipeline.

In connection with the pricing of the notes, Ionis expects to enter into convertible note hedge transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “Option Counterparties”). The convertible note hedge transactions are generally expected to reduce potential dilution to Ionis common stock upon any conversion of notes and/or offset any cash payments Ionis is required to make in excess of the principal amount of converted notes, as the case may be. Ionis also expects to enter into privately negotiated warrant transactions with the Option Counterparties. The warrant transactions would separately have a dilutive effect to the extent that the market price per share of Ionis common stock exceeds the strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, Ionis expects to enter into additional convertible note hedge and additional warrant transactions relating to the additional notes with the Option Counterparties.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, Ionis expects that the Option Counterparties or their respective affiliates will purchase shares of Ionis common stock and/or enter into various derivative transactions with respect to Ionis’ common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Ionis common stock or the notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Ionis common stock and/or by purchasing or selling Ionis’ common stock or other securities of Ionis in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or in connection with any repurchase of notes by Ionis on any fundamental change repurchase date or otherwise). This activity could also cause or avoid an increase or a decrease in the market price of Ionis’ common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such notes.

Further, in connection with any repurchases of the 2021 notes, Ionis expects that holders of the 2021 notes who agree to have their 2021 notes repurchased and who have hedged their equity price risk with respect to such notes (the “hedged holders”) will unwind all or part of their hedge positions by buying Ionis’ common stock and/or entering into or unwinding various derivative transactions with respect to Ionis’ common stock. The amount of Ionis’ common stock to be purchased by the hedged holders may be substantial in relation to the historic average daily trading volume of Ionis’ common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of Ionis’ common stock, including concurrently with the pricing of the notes, resulting in a higher effective conversion price of the notes. Ionis cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered hereby or Ionis’ common stock.

The notes, the warrants and any shares of common stock issuable upon conversion of the notes or exercise of the warrants have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Ionis Pharmaceuticals

For more than 30 years, Ionis has been the leader in RNA-targeted therapy, pioneering new markets and changing standards of care with its novel antisense technology. Ionis currently has three marketed medicines and a premier late-stage pipeline highlighted by industry-leading neurological and cardiometabolic franchises. Our scientific innovation began and continues with the knowledge that sick people depend on us, which fuels our vision of becoming one of the most successful biotechnology companies.

Ionis’ Forward-looking Statement

This press release includes forward-looking statements regarding the proposed offering and the convertible note hedge and warrant transactions, including statements regarding the anticipated terms of the proposed offering and the convertible note hedge and warrant transactions and Ionis’ expected use of proceeds from the proposed offering. Any statement describing Ionis’ expectations, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to certain risks and uncertainties, including, without limitation, changes in market conditions, Ionis’ ability to complete the proposed offering on the expected terms, or at all, whether Ionis will be able to satisfy closing conditions related to the proposed offering, whether and on what terms Ionis may repurchase any of the 2021 notes and unanticipated uses of capital. Ionis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Ionis’ forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Ionis. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Ionis’ programs are described in additional detail in Ionis’ annual report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC. Copies of this and other documents are available from the Company.

In this press release, unless the context requires otherwise, “Ionis,” “Company,” “we,” “our,” and “us” refers to Ionis Pharmaceuticals and its subsidiaries.

Ionis Pharmaceuticals® is a trademark of Ionis Pharmaceuticals, Inc.